FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, March 30, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on March 31, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for March Monthly Distribution as of February 28, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0265 (62%)	$0.00 (0%)	$0.00 (0%)	$0.0160 (38%)

Cumulative Estimated Allocations fiscal year-to-date as of February 28, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.3162	$0.1437 (45%)	$0.0445 (14%)	$0.00 (0%)	$0.1280 (41%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 2/28/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 2/28/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 2/28/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 2/28/2023)[4]
4.64%	6.82%	-3.52%	4.23%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through February 28, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through February 28, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through February 28, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through February 28, 2023, as a percentage of the Fund’s NAV as of February 28, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of February 28, 2023. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, April 27, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on April 28, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for April Monthly Distribution as of March 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0291 (68%)	$0.00 (0%)	$0.00 (0%)	$0.0134 (32%)

Cumulative Estimated Allocations fiscal year-to-date as of March 31, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.3587	$0.1728 (48%)	$0.0445 (12%)	$0.00 (0%)	$0.1414 (40%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 3/31/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 3/31/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 3/31/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 3/31/2023)[4]
5.11%	6.68%	-0.91%	4.70%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through March 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through March 31, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through March 31, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through March 31, 2023, as a percentage of the Fund’s NAV as of March 31, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of March 31, 2023. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, May 30, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on May 31, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for May Monthly Distribution as of April 30, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0194 (46%)	$0.00 (0%)	$0.00 (0%)	$0.0231 (54%)

Cumulative Estimated Allocations fiscal year-to-date as of April 30, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.4012	$0.1922 (48%)	$0.0445 (11%)	$0.00 (0%)	$0.1645 (41%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 4/30/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 4/30/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 4/30/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 4/30/2023)[4]
5.23%	6.61%	0.55%	5.20%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through April 30, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through April 30, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through April 30, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through April 30, 2023, as a percentage of the Fund’s NAV as of April 30, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of April 30, 2023. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, June 29, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on June 30, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for June Monthly Distribution as of May 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0295 (69%)	$0.00 (0%)	$0.00 (0%)	$0.0130 (31%)

Cumulative Estimated Allocations fiscal year-to-date as of May 31, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.4437	$0.2217 (50%)	$0.0445 (10%)	$0.00 (0%)	$0.1775 (40%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 5/31/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 5/31/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 5/31/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 5/31/2023)[4]
4.50%	6.93%	-3.46%	6.03%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through May 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through May 31, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through May 31, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through May 31, 2023, as a percentage of the Fund’s NAV as of May 31, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of May 31, 2023. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, July 28, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on July 31, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for July Monthly Distribution as of June 30, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0222 (52%)	$0.00 (0%)	$0.00 (0%)	$0.0203 (48%)

Cumulative Estimated Allocations fiscal year-to-date as of June 30, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.4862	$0.2439 (50%)	$0.0445 (9%)	$0.00 (0%)	$0.1978 (41%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 6/30/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 6/30/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 6/30/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 6/30/2023)[4]
4.66%	6.81%	-1.20%	6.49%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through June 30, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through June 30, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through June 30, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through June 30, 2023, as a percentage of the Fund’s NAV as of June 30, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,300 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.4 trillion in assets under management as of June 30, 2023. For more information, please visit franklintempleton.com
.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, August 30, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on August 31, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for August Monthly Distribution as of July 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0225 (53%)	$0.00 (0%)	$0.00 (0%)	$0.0200 (47%)

Cumulative Estimated Allocations fiscal year-to-date as of July 31, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.5287	$0.2664 (50%)	$0.0445 (8%)	$0.00 (0%)	$0.2178 (42%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 7/31/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 7/31/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 7/31/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 7/31/2023)[4]
4.87%	6.68%	1.21%	6.93%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through July 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through July 31, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through July 31, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through July 31, 2023, as a percentage of the Fund’s NAV as of July 31, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,300 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.4 trillion in assets under management as of July 31, 2023. For more information, please visit franklintempleton.com.

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